$675,000,000 (Approximate)

GMAC RFC (graphic omitted)

Home Equity Mortgage Asset-Backed Pass-Through Certificates, Series 2003-KS6

RASC Series 2003-KS6 Trust

Issuer

Residential Asset Securities Corporation

Depositor

Residential Funding Corporation

Master Servicer

July 2, 2003

CREDIT SUISSE FIRST BOSTON (GRAPHIC OMITTED)

Disclaimer

By entering into a transaction with CSFB, you acknowledge that you have read and understood the following terms: CSFB is acting solely as an arm's length contractual counterparty and not as your financial adviser or fiduciary unless it has agreed to so act in writing. Before entering into any transaction you should ensure that you fully understand its potential risks and rewards and independently determine that it is appropriate for you given your objectives, experience, financial and operational resources, and other relevant circumstances. You should consult with such advisers, as you deem necessary to assist you in making these determinations. You should also understand that CSFB or its affiliates may provide banking, credit and other financial services to any company or issuer of securities or financial instruments referred to herein, underwrite, make a market in, have positions in, or otherwise buy and sell securities or financial instruments which may be identical or economically similar to any transaction entered into with you. If we make a market in any security or financial instrument, it should not be assumed that we will continue to do so. Any indicative terms provided to you are provided for your information and do not constitute an offer, a solicitation of an offer, or any advice or recommendation to conclude any transaction (whether on the indicative terms or otherwise). Any indicative price quotations, disclosure materials or analyses provided to you have been prepared on assumptions and parameters that reflect good faith determinations by us or that have been expressly specified by you and do not constitute advice by us. The assumptions and parameters used are not the only ones that might reasonably have been selected and therefore no guarantee is given as to the accuracy, completeness, or reasonableness of any such quotations, disclosure or analyses. No representation or warranty is made that any indicative performance or return indicated will be achieved in the future. None of the employees or agents of CSFB or its affiliates is authorized to amend or supplement the terms of this notice, other than in the form of a written instrument, duly executed by an appropriately authorized signatory and countersigned by you.

Attached is a term sheet describing the structure, collateral pool and certain aspects of the Certificates. The term sheet has been prepared by CSFB for informational purposes only and is subject to modification or change. The information and assumptions contained therein are preliminary and will be superseded by a prospectus and prospectus supplement and by any other additional information subsequently filed with the Securities and Exchange Commission or incorporated by reference in the Registration Statement.

Neither Credit Suisse First Boston LLC nor any of its respective affiliates makes any representation as to the accuracy or completeness of any of the information set forth in the attached Series Term Sheet.

A Registration Statement (including a prospectus) relating to the Certificates has been filed with the Securities and Exchange Commission and declared effective. The final Prospectus and Prospectus Supplement relating to the securities will be filed with the Securities and Exchange Commission after the securities have been priced and all of the terms and information are finalized. This communication is not an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Interested persons are referred to the final Prospectus and Prospectus Supplement to which the securities relate. Any investment decision should be based only upon the information in the final Prospectus and Prospectus Supplement as of their publication dates.

Characteristics of Initial Contracts

Group A Loans

Group A Mortgage Loan Characteristics Summary Report
	Total	Minimum	Maximum
Statistical Calculation Date Aggregate Principal Balance	$322,261,454.09	$27,950.00	$399,341.03
Number of Loans	2,384
Average Current Loan Balance	$135,177
(1)Weighted Average Original Loan-to-Value Ratio	81.64%	20. 00%	95.00%
(1)Weighted Average Mortgage Rate	7.4067%	4.600%	11.650%
(1) Weighted Average Note Margin	7.0017%	3.500%	11.350%
(1) Weighted Average Maximum Mortgage Rate	13.9214%	9.625%	18.650%
(1) Weighted Average Minimum Mortgage Rate	7.5688%	4.600%	11.650%
(1) Weighted Average Term to Next Rate Adjustment Rate (months)	26
(1) Weighted Average Remaining Term to Maturity (months)	359	239	360
(1) Weighted Average Credit Score	613	466	784

(1) Weighted Average reflected in Total
	Range	Percent of Statistical Calculation Date Principal Balance

Product Type	Adjustable	100.00%

Lien	First	100.00%

Property Type	Single-family detached	83.45%
	2 to 4 Family	5.66%
	Planned Unit Developments (detached)	5.11%
	Condo Low-Rise (less than 5 stories)	3.42%
	Planned Unit Developments (attached)	1.53%
	Townhouse	0.48%
	Manufactured Home	0.36%

Occupancy Status	Primary Residence	94.19%
	Non Owner Occupied	5.44%
	Second/Vacation	0.37%

Documentation Type	Full Documentation	80.25%
	Reduced Documentation	19.75%

Geographic Distribution	California	21.85%
	Florida	6.21%
	Michigan	6.07%
	Illinois	5.90%

Number of States (including DC)		50

Loans with Mortgage Insurance		67.51%
(either borrower paid primary insurance policy or the Mortgage Insurance Policy)

Loans with Prepayment Penalties		84.32%

Servicer	HomeComings	89.16%

Credit Score Distribution of the Group A Loans
range of Credit Scores	Number of Mortgage Loans	Principal Balance	Percent of Group A Loans	Average principal balance	weighted average loan-to-value ratio
499 or less	18	$1,989,519	0.62%	$110,529	78.64%
500 to 519	36	3,941,343	1.22	109,482	74.29
520 to 539	102	11,633,608	3.61	114,055	73.67
540 to 559	219	26,348,380	8.18	120,312	80.01
560 to 579	294	37,358,825	11.59	127,071	82.20
580 to 599	321	41,408,031	12.85	128,997	80.38
600 to 619	430	58,827,372	18.25	136,808	83.05
620 to 639	382	55,096,657	17.10	144,232	83.17
640 to 659	251	38,171,174	11.84	152,076	81.93
660 to 679	129	18,059,956	5.60	140,000	81.44
680 to 699	79	11,580,573	3.59	146,590	81.79
700 to 719	63	8,975,268	2.79	142,465	82.92
720 to 739	28	4,256,273	1.32	152,010	83.03
740 to 759	16	2,116,709	0.66	132,294	83.14
760 or greater	16	2,497,766	0.78	156,110	82.82
TOTAL	2,384	$322,261,454	100.00%	$135,177	81.64%

As of the cut-off date, the weighted average credit score of the Group A Loans will be approximately 613.

Original Mortgage Loan Principal Balances of the Group A Loans
range of Original Mortgage Loan Principal Balance ($)	Number of Mortgage Loans	Principal Balance	Percent of Group A Loans	Average principal balance	Weighted Average fico	weighted average loan-to-value ratio
0 to 100,000	857	$62,270,735	19.32%	$72,661	603	80.25%
100,001 to 200,000	1,126	160,776,866	49.89	142,786	614	82.18
200,001 to 300,000	373	90,230,970	28.00	241,906	617	81.65
300,001 to 400,000	28	8,982,883	2.79	320,817	631	81.41
TOTAL	2,384	$322,261,454	100.00%	$135,177	613	81.64%

As of the cut-off date, the average unpaid principal balance of the Group A Loans will be approximately $135,177.

Mortgage Rates of the Group A Loans
range of Mortgage Rates (%)	Number of Mortgage Loans	Principal Balance	Percent of Group A Loans	Average principal balance	Weighted Average fico	weighted average loan-to-value ratio
4.500 - 4.999	1	$242,250	0.08%	$242,250	682	95.00%
5.000 - 5.499	10	1,608,318	0.50	160,832	646	73.05
5.500 - 5.999	102	18,814,878	5.84	184,460	655	80.12
6.000 - 6.499	184	31,412,473	9.75	170,720	638	79.46
6.500 - 6.999	412	63,671,710	19.76	154,543	634	80.65
7.000 - 7.499	423	60,406,995	18.74	142,806	619	82.14
7.500 - 7.999	518	68,796,492	21.35	132,812	605	82.71
8.000 - 8.499	289	33,895,630	10.52	117,286	585	82.85
8.500 - 8.999	267	27,644,544	8.58	103,538	578	83.43
9.000 - 9.499	85	7,885,062	2.45	92,765	567	81.70
9.500 - 9.999	54	4,959,263	1.54	91,838	558	79.44
10.000 - 10.499	24	1,818,388	0.56	75,766	538	78.59
10.500 - 10.999	8	488,917	0.15	61,115	561	69.48
11.000 - 11.499	5	439,406	0.14	87,881	526	81.42
11.500 - 11.999	2	177,127	0.05	88,564	525	63.13
TOTAL	2,384	$322,261,454	100.00%	$135,177	613	81.64%

As of the cut-off date, the weighted average mortgage rate of the Group A Loans will be approximately 7.4067% per annum.

Original Loan-to-Value Ratios of the Group A Loans
Range of Original Loan-to-Value Ratios (%)	Number of Mortgage Loans	Principal Balance	Percent of Group A Loans	Average principal balance	weighted average FICO
50.00 or less	45	$4,338,121	1.35%	$96,403	591
50.01 to 55.00	19	1,998,116	0.62	105,164	583
55.01 to 60.00	39	4,710,700	1.46	120,787	596
60.01 to 65.00	46	6,008,082	1.86	130,610	581
65.01 to 70.00	130	16,504,741	5.12	126,960	592
70.01 to 75.00	156	20,038,406	6.22	128,451	591
75.01 to 80.00	846	118,020,464	36.62	139,504	628
80.01 to 85.00	422	57,017,184	17.69	135,112	599
85.01 to 90.00	540	73,492,982	22.81	136,098	610
90.01 to 95.00	141	20,132,658	6.25	142,785	638
TOTAL	2,384	$322,261,454	100.00%	$135,177	613

As of the cut-off date, the weighted average loan-to-value ratio at origination of the Group A Loans will be approximately 81.64%.

Geographic Distribution of Mortgaged Properties of the Group A Loans
State	Number of Mortgage Loans	Principal Balance	Percent of Group A Loans	Average principal balance	Weighted Average fico	weighted average loan-to-value ratio
California	363	$70,406,869	21.85%	$193,958	626	80.17%
Florida	169	20,011,022	6.21	118,408	607	80.73
Michigan	177	19,546,229	6.07	110,431	607	81.71
Illinois	120	19,001,170	5.90	158,343	617	83.02
Texas	130	14,517,296	4.50	111,672	588	81.77
Minnesota	96	13,946,156	4.33	145,272	616	81.00
Wisconsin	123	13,258,704	4.11	107,794	607	82.17
Colorado	74	11,645,357	3.61	157,370	626	82.27
Other	1,132	139,928,650	43.42	123,612	610	82.25
TOTAL	2,384	$322,261,454	100.00%	$135,177	613	81.64%

(1) Other includes states and the District Columbia with under 3% concentrations individually.

Mortgage Loan Purpose of the Group A Loans
Loan Purpose	Number of Mortgage Loans	Principal Balance	Percent of Group A Loans	Average principal balance	Weighted Average fico	weighted average loan-to-value ratio
Purchase	930	$124,459,028	38.62%	$133,827	624	82.70%
Rate/Term Refinance	107	14,726,554	4.57	137,631	607	82.12
Equity Refinance	1,347	183,075,871	56.81	135,914	606	80.87
TOTAL	2,384	$322,261,454	100.00%	$135,177	613	81.64%

Mortgage Loan Documentation Type of the Group A Loans
documentation type	Number of Mortgage Loans	Principal Balance	Percent of Group A Loans	Average principal balance	Weighted Average fico	weighted average loan-to-value ratio
Full Documentation	1,969	$258,607,334	80.25%	$131,339	608	82.81%
Reduced Documentation	415	63,654,120	19.75	153,383	635	76.87
TOTAL	2,384	$322,261,454	100.00%	$135,177	613	81.64%

Occupancy Types of the Group A Loans
OCCUPANCY	Number of Mortgage Loans	Principal Balance	Percent of Group A Loans	Average principal balance	Weighted Average fico	weighted average loan-to-value ratio
Primary Residence	2,206	$303,535,466	94.19%	$137,595	611	81.70%
Non Owner Occupied	167	17,522,091	5.44	104,923	655	80.67
Second/Vacation	11	1,203,898	0.37	109,445	627	79.99
TOTAL	2,384	$322,261,454	100.00%	$135,177	613	81.64%

Mortgaged Property Types of the Group A Loans
Property type	Number of Mortgage Loans	Principal Balance	Percent of Group A Loans	Average principal balance	Weighted Average fico	weighted average loan-to-value ratio
Single-family Detached	2,035	$268,922,900	83.45%	132,149	611	81.69%
2 to 4 Family	107	18,240,529	5.66	170,472	638	78.76
Planned Unit Developments (detached)	104	16,465,255	5.11	158,320	603	83.08
Condo Low-Rise (less than 5 stories)	75	11,025,362	3.42	147,005	628	82.16
Planned Unit Developments (attached)	32	4,915,590	1.53	153,612	629	84.03
Townhouse	16	1,534,882	0.48	95,930	606	83.06
Manufactured Home	15	1,156,936	0.36	77,129	605	77.30
TOTAL	2,384	$322,261,454	100.00%	$135,177	613	81.64%

Credit Grades of the Group A Loans
credit grade	Number of Mortgage Loans	Principal Balance	Percent of Group A Loans	Average principal balance	Weighted Average fico	weighted average loan-to-value ratio
A4	941	$134,170,005	41.63%	$142,582	645	82.85%
AX	674	95,378,348	29.60	141,511	614	82.08
AM	419	51,793,962	16.07	123,613	579	82.74
B	222	27,145,515	8.42	122,277	553	79.01
C	77	8,347,238	2.59	108,406	550	69.18
CM	51	5,426,385	1.68	106,400	529	65.59
TOTAL	2,384	$322,261,454	100.00%	$135,177	613	81.64%

Prepayment Penalty Terms of the Group A Loans
Prepayment Penalty Term	Number of Mortgage Loans	Principal Balance	Percent of Group A Loans	Average principal balance	Weighted Average fico	weighted average loan-to-value ratio
None	366	$50,524,977	15.68%	$138,046	612	81.49%
12 Months	119	18,567,726	5.76	156,031	620	80.71
24 Months	1,271	180,298,693	55.95	141,856	617	81.52
36 Months	624	72,006,725	22.34	115,395	603	82.29
Other(1)	4	863,334	0.27	215,833	607	79.27
TOTAL	2,384	$322,261,454	100.00%	$135,177	613	81.64%

(1) Other means not 0,12, 24, 36, and not more than 36 months.

Note Margins of the Group A Loans
Range of Note Margins (%)	Number of Mortgage Loans	Principal Balance	Percent of Group A Loans	Average principal balance	Weighted Average fico	weighted average loan-to-value ratio
3.500 - 3.999	2	$350,250	0.11%	$175,125	684	90.37%
4.000 - 4.499	12	1,950,280	0.61	162,523	665	79.29
4.500 - 4.999	42	7,068,981	2.19	168,309	654	79.23
5.000 - 5.499	199	33,332,258	10.34	167,499	623	82.77
5.500 - 5.999	164	26,418,311	8.20	161,087	614	82.70
6.000 - 6.499	182	27,450,959	8.52	150,829	619	80.72
6.500 - 6.999	534	84,882,978	26.34	158,957	628	80.37
7.000 - 7.499	284	34,069,970	10.57	119,965	617	80.13
7.500 - 7.999	316	38,627,461	11.99	122,239	607	83.19
8.000 - 8.499	289	32,961,195	10.23	114,053	591	83.68
8.500 - 8.999	206	20,760,651	6.44	100,780	580	83.30
9.000 - 9.499	84	8,622,830	2.68	102,653	574	81.62
9.500 - 9.999	42	3,666,412	1.14	87,296	553	78.35
10.000 - 10.499	20	1,542,080	0.48	77,104	532	76.77
10.500 - 10.999	6	455,689	0.14	75,948	526	72.39
11.000 - 11.499	2	101,150	0.03	50,575	547	67.09
TOTAL	2,384	$322,261,454	100.00%	$135,177	613	81.64%

As of the cut-off date, the weighted average note margin of the Group A Loans will be approximately 7.0017% per annum.

Maximum Mortgage Rates of the Group A Loans
Range of Maximum Mortgage Rates (%)	Number of Mortgage Loans	Principal Balance	Percent of Group A Loans	Average principal balance	Weighted Average fico	weighted average loan-to-value ratio
9.000 - 9.999	1	$77,500	0.02%	$77,500	634	68.00%
10.000 - 10.999	1	242,250	0.08	242,250	682	95.00
11.000 - 11.999	49	7,953,055	2.47	162,307	659	79.39
12.000 - 12.999	342	53,249,112	16.52	155,699	638	80.20
13.000 - 13.999	843	122,541,565	38.03	145,364	623	81.69
14.000 - 14.999	703	91,262,933	28.32	129,819	601	82.38
15.000 - 15.999	347	37,935,814	11.77	109,325	578	82.34
16.000 - 16.999	77	7,041,129	2.18	91,443	553	80.59
17.000 - 17.999	17	1,496,213	0.46	88,013	565	81.99
18.000 - 18.999	4	461,883	0.14	115,471	519	77.53
TOTAL	2,384	$322,261,454	100.00%	$135,177	613	81.64%

As of the cut-off date, the weighted average maximum mortgage rate of the Group A Loans will be approximately 13.9214% per annum.

Minimum Mortgage Rates of the Group A Loans
Range of minimum Mortgage Rates (%)	Number of Mortgage Loans	Principal Balance	Percent of Group A Loans	Average principal balance	Weighted Average fico	weighted average loan-to-value ratio
4.000 - 4.999	2	$348,250	0.11%	$174,125	686	89.83%
5.000 - 5.999	63	10,745,159	3.33	170,558	652	80.52
6.000 - 6.999	566	94,596,007	29.35	167,131	638	80.11
7.000 - 7.999	860	120,584,146	37.42	140,214	615	82.10
8.000 - 8.999	667	74,888,201	23.24	112,276	588	83.36
9.000 - 9.999	176	17,205,657	5.34	97,759	570	80.92
10.000 - 10.999	41	3,176,350	0.99	77,472	540	76.85
11.000 - 11.999	9	717,683	0.22	79,743	529	74.89
TOTAL	2,384	$322,261,454	100.00%	$135,177	613	81.64%

As of the cut-off date, the weighted average minimum mortgage rate of the Group A Loans will be approximately 7.5688% per annum.

Next Interest Rate Adjustment Dates of the Group A Loans
Next Interest Rate Adjustment Date	Number of Mortgage Loans	Principal Balance	Percent of Group A Loans	Average principal balance	Weighted Average fico	weighted average loan-to-value ratio
2004-06	1	$234,742	0.07%	$234,742	515	90.00
2004-08	2	236,972	0.07	118,486	565	84.00
2004-12	1	174,929	0.05	174,929	560	90.00
2005-02	1	51,155	0.02	51,155	600	90.00
2005-03	5	549,960	0.17	109,992	597	83.41
2005-04	97	16,185,418	5.02	166,860	628	81.32
2005-05	744	113,872,003	35.34	153,054	621	81.45
2005-06	928	117,244,166	36.38	126,341	607	81.77
2005-07	121	15,630,127	4.85	129,175	608	81.08
2006-02	1	180,024	0.06	180,024	523	70.00
2006-03	1	159,601	0.05	159,601	634	80.00
2006-04	9	813,592	0.25	90,399	617	84.53
2006-05	115	15,886,711	4.93	138,145	608	81.55
2006-06	294	33,383,545	10.36	113,549	610	81.90
2006-07	64	7,658,510	2.38	119,664	615	82.44
TOTAL	2,384	$322,261,454	100.00%	$135,177	613	81.64%

As of the cut-off date, the weighted average months to next interest rate adjustment date will be approximately 26 months.